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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 15, 2000
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                              REGENCY CENTERS, L.P.
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             (Exact name of registrant as specified in its charter)


         Florida                         0-24763                59-3429602
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(State or other jurisdiction            Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


    121 West Forsyth Street, Suite 200                            32202
         Jacksonville, Florida                                    -----
  (Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number including area code: (904)-356-7000
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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C.       Exhibits:
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         The exhibits listed below relate to the Registration Statement No.
333-72899 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1.4 Underwriting Agreement dated as of December 6, 2000 among Regency Centers, L.P., Regency Realty Corporation, on the one hand, and First Union Securities, Inc., on the other hand.

         1.5 Pricing Agreement dated as of December 6, 2000 among Regency Centers, L.P., Regency Realty Corporation, on the one hand, and First Union Securities, Inc., on the other hand.

         5.4      Opinion of Foley & Lardner regarding legality of securities.

         8.3      Opinion of Foley & Lardner regarding tax matters.

         12.3     Statement regarding computation of ratios.






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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS, L.P.
                                       (registrant)

                                       By:      Regency Realty Corporation,
                                                Its General Partner


December 15, 2000                      By:  /s/ J. Christian Leavitt
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                                            J. Christian Leavitt, Senior Vice
                                             President and Chief Accounting
                                             Officer